Exhibit 99.2

Gadea Grupo Farmaceutico, S.L.

Business Lines

Active Pharmaceutical Ingredients (API)

FY2014

• Production of steroids, sex hormones and sterile products such as derivatives from betamethasone and hydrocortisone • Sales in 70 countries with 50% of sales direct to customers	Sales: $75 million GM: $36 million GM%: 47.9%

Final Dosage Forms (FDF) and Other

FY2014

• Contract Manufacturing Organization	Sales: $8 million

• Co-development	GM: $4 million

• Out-licensing	GM%: 60.5%

Note: Gross margin only accounts for material costs.

Gadea Historical Financials

($ in millions)
$100.0
$75.0
$50.0
$25.0
$0.0
2012–2014 Revenue CAGR: 10.9%
2012
2013
2014
LTM 3/31/15
Revenues

($ in millions)
(% Margin)
$20.0
$15.0
$10.0
$5.0
$0.0
40.0%
30.0%
20.0%
10.0%
0.0%
2012–2014 EBITDA CAGR: 28.1%
2012
2013
2014
LTM 3/31/15
EBITDA
Margin

Note: Gadea financial figures are presented in Spanish GAAP and use a 1.13 EUR:USD exchange rate.
Source: Management information.

AMRI®
Albany Molecular Research Inc.